WARRANT AGREEMENT        Exhibit 10(xiv)


          WARRANT AGREEMENT dated as of May   , 1996, between
ENVIRONMENTAL TECTONICS CORPORATION, a Pennsylvania corporation
(the "Company"), and CHASE MANHATTAN CAPITAL CORPORATION, a New
York corporation ("CMCC").

          The Company proposes to issue to CMCC, and CMCC proposes to acquire from the Company, Warrants (as hereinafter defined) providing for the purchase of Stock Units (as hereinafter defined) in the manner hereinafter provided. Accordingly, in consideration of the premises and of the mutual agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

          ARTICLE I.  DEFINITIONS

          Section 1.1.  Definitions.  As used herein:

          "Affiliate" shall mean, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such Person. As used in this Agreement, "control" (including, with correlative meanings, "controlled by" and "under common control with") shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise). For purposes of this Agreement, CMCC shall not be deemed an Affiliate of the Company.

          "Business Day" shall mean any day except a Saturday, a Sunday or a day on which commercial banks in the State of New
York are permitted or required by law to close.

          "CMCC" shall have the meaning assigned to such term at the head of this Agreement.

          "Credit Agreement" shall mean the Credit Agreement dated as of November 20, 1990, as amended from time to time (the "Credit Agreement") among the Company, the Chase Manhattan Bank, N.A., Chemical Bank, as agent for Chemical Banking Corporation, successor in interest to Chemical Bank New Jersey, N.A. and the Chase Manhattan Bank, N.A., as Agent.

          "Commission" shall mean the Securities and Exchange
Commission or any other similar or successor agency of the Federal government administering the Securities Act.

          "Common Stock" shall mean the Company's authorized Common Stock, $.10 par value per share, irrespective of class unless otherwise specified, as constituted on the date of original issuance of the Warrants, and any stock into which such Common Stock may thereafter be converted or changed, and also shall include any other stock of the Company of any other class, which is not preferred as to dividends or assets over any class of stock of the Company.

          "Company" shall have the meaning assigned to such term at the head of this Agreement.

          "Sixth Amendment" shall mean the Amendment dated as of
May   , 1996 amending the terms of the Credit Agreement.

          "Holder" shall mean any Person who acquires any Securities or Warrant Stock pursuant to the provisions of this Agreement.

          "include" and "including" shall be construed as if followed by the phrase ", without being limited to,".

          "Lien" shall mean, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset. For purposes of this Agreement, the Company shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

          "Market Price" per share of Common Stock, shall be, for any Business Day, if the Common Stock is traded on a national securities exchange, its last sale price on the next preceding Business Day or, if there was no sale on that day, the last sale price on the next preceding Business Day on which there was a sale, all as made available over the Consolidated Last Sale Reporting System of the CTA Plan or, if the Common Stock is not then eligible for reporting over such system, its last sale price on the next preceding Business Day on such national securities exchange or, if there was no sale on that day, on the next preceding Business Day on which there was a sale on such national securities exchange or, if the principal market for the Common Stock is the over-the-counter market, but the Common Stock is not then eligible for reporting over the Consolidated Last Sale Reporting System of the CTA Plan, but the Common Stock is quoted on the National Association of Securities Dealers Automated Quotations System ("NASDAQ"), the last sale price reported on NASDAQ on the next preceding Business Day or, if the Common Stock is an issue for which last sale prices are not reported on NASDAQ, the closing bid quotation on such day, but, in each of the next preceding two cases, if the relevant NASDAQ price or quotation did not exist on such day, then the price or quotation on the next preceding Business Day in which there was such a price or quotation, but if the Common Stock is not reported or quoted on NASDAQ, the highest bid quotation as quoted in any of The Wall Street Journal, the National Quotation Bureau pink sheets, the Salomon Brothers quotation sheets, quotation sheets of registered marketmakers and, if necessary, dealers' telephone quotations. If the Market Price per share of Common Stock cannot be ascertained by any of the foregoing methods, the Market Price per share of Common Stock shall be deemed to be the net book value per share of Nonpreferred Stock, determined in accordance with generally accepted accounting principles consistently applied.

          "Notice" shall have the meaning assigned to such term in Section 5.7.

          "Person" shall mean any individual, corporation, partnership, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

          "Proposed Sale" shall have the meaning assigned to such term in Section 5.15.

          "Registration Date" shall mean the date upon which the Sixth Amendment becomes effective.

          "Registration Statement" shall have the meaning assigned to such term in Section 4.6.

          "Rule 144" shall mean Rule 144 promulgated by the Commission (or any successor or similar rule) under the Securities Act.

          "Rule 144A" shall mean Rule 144A promulgated by the Commission (or any successor or similar rule) under the Securities Act.

          "Security" and "Securities" shall have the respective meanings assigned to such terms in Section 2.2(a).

          "Securities Act" shall mean the Securities Act of 1933, as amended, or any successor or similar Federal statute, and the rules and regulations of the Commission thereunder.

          "Selling Warrantholder" shall have the meaning assigned to such term in Section 5.15.

          "Stockholder" shall mean any Person who directly or indirectly owns any shares of Common Stock.

          "Stock Unit" shall have the meaning assigned to such term in the form of Warrant Certificate attached as Annex I to this Agreement.

          "Subject Warrants" shall have the meaning assigned to such term in Section 5.15.

          "Subsidiary" shall mean, with respect to any Person, any entity which is controlled by such Person.

          "transfer" (including, with correlative meanings,
"transferable", "transferred" and "transferring") shall mean any disposition of any Securities, or of any interest in any thereof, which would constitute an offer or sale thereof within the meaning of the Securities Act.

          "Warrant Certificate" shall mean a certificate evidencing the Warrants, which shall be in substantially the form attached as Annex 1 to this Agreement.

          "Warrants" shall have the meaning assigned to such term in Section 2.1.

          "Warrant Stock" shall mean the Stock Units purchased or purchasable by the Holders of Warrants upon the exercise thereof.

          "Warrantholder Notice" shall have the meaning assigned to such term in Section 5.15.

          ARTICLE 2.  PURCHASE AND SALE OF SECURITIES

          Section 2.1. Authorization and Issuance of Shares and Warrants. The Company has authorized: (a) the issue of one or more Warrant Certificates evidencing the right to purchase, in the aggregate, 100,000 Stock Units (such Warrant Certificates, together with the rights to purchase Stock Units evidenced thereby, herein sometimes called the "Warrants") for issuance to CMCC pursuant to this Agreement; and (b) the issue of such number of shares of Common Stock as shall permit the compliance by the Company with its obligations to issue Common Stock pursuant to the Warrants.

          Section 2.2. The Closing. (a) On the date hereof, the Company shall deliver to CMCC, against payment by CMCC to the Company of the purchase price of $100, one or more Warrant Certificates for 100,000 Warrants, each Warrant Certificate registered in the name of CMCC. The number of Stock Units covered by the Warrants issued under this Agreement and the price at which a Stock Unit may be purchased upon exercise of the Warrants shall each be subject to adjustment as provided in the Warrant Certificate. The Warrants issued to CMCC pursuant to this Agreement and the Warrant Certificates from time to time evidencing the Warrants are herein sometimes individually called a "Security" and collectively called the "Securities".

          Until such time as the Registration Statement first is declared effective, the terms "Security" and "Securities" also shall include the Warrant Stock.

          (b) The obligation of CMCC to consummate this Agreement and the transactions contemplated hereby are subject to CMCC having received: (i) Small Business Administration Forms 480 (relating to size status) and 652 (relating to compliance with nondiscrimination rules), duly completed by the Company and in sufficient counterparts to satisfy all filing and record retention requirements set forth in the regulations issued by the Small Business Administration under the Small Business Investment Act of 1958, as amended; and (ii) a legal opinion from counsel reasonably satisfactory to CMCC, which shall be in substantially the form attached as Annex 2 to this Agreement.

          Section 2.3. Purchase for CMCC's Account. CMCC represents and warrants to the Company that CMCC is purchasing the Securities for its own account, with no present intention of distributing the Securities or any part thereof, and that CMCC is prepared to bear the economic risk of retaining the Securities for an indefinite period, all without prejudice, however, to the right of CMCC at any time, in accordance with this Agreement, lawfully to transfer or otherwise to dispose of all or any part of the Securities held by it. It is understood that, in making the representations set forth in Article 3, the Company is relying, to the extent applicable, upon the representations and warranties of CMCC contained in this Section 2.3.

          Section 2.4. Securities Act Compliance. In reliance upon the representations and warranties of CMCC in Section 2.3, the Company has not registered or qualified any of the Securities under the Securities Act or any applicable state securities laws and CMCC agrees that it shall not offer or transfer any of the Securities without registration or qualification under the Securities Act or any applicable state securities laws or the availability of an exemption therefrom.

          Section 2.5. Expenses. The Company shall pay all expenses relating to the preparation of this Agreement and the Securities (including the reasonable fees and expenses of outside counsel to CMCC), the cost of printing the Warrant Certificates and the Warrant Stock, and all expenses relating to any amendments, waivers or consents under this Agreement or the Securities (including the reasonable fees and expenses of outside counsel to the Holders). In addition, all expenses incurred in connection with any registration of the Warrant Stock under this Agreement (including the Registration Statement) shall be paid by the Company, including (i) printing and engraving expenses, (ii) fees and disbursements of counsel for the Company, (iii) fees of the National Association of Securities Dealers, Inc. (or such other national securities association or national securities exchange, as the case may be), in connection with its review of any offering contemplated in any registration statement, (iv) fees of the Commission, (v) expenses of any special audits to which the Company shall agree or which shall be necessary to comply with governmental requirements in connection with any such registration, and (vi) reasonable fees and expenses of counsel to the Holders.

          ARTICLE 3.  WARRANTIES AND REPRESENTATIONS

          The Company represents and warrants to CMCC that as of the date hereof:

          Section 3.1. Corporate Existence. The Company: (i) is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania; (ii) has the corporate power and authority to execute, deliver, issue and perform its obligations under and in respect of this Agreement and the Securities; (iii) has the corporate power and authority to own its property and assets and to transact the business in which it is engaged or presently proposes to engage; and (iv) has duly qualified and is authorized to do business and is in good standing as a foreign corporation in every jurisdiction in which it owns or leases real property or in which the nature of its business requires it to be so qualified, except to the extent that the failure to be so qualified, authorized or in good standing would not have a material adverse effect on the properties, business, operations, financial condition, liabilities or capitalization of the Company.

          Section 3.2. Corporate Authority. All corporate action on the part of the Company and its officers, directors and shareholders necessary for (i) the authorization, execution, delivery and performance of this Agreement by the Company, (ii) the authorization, execution, issuance, delivery and performance of the Warrants and the Warrant Certificates by the Company, and
(iii) the authorization, delivery and issuance of the Warrant Stock as provided in the Warrant Certificate, has been taken on or prior to the date hereof.

          Section 3.3. Due Execution and Enforceability. This Agreement has been duly executed and delivered and constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws of general applicability affecting the enforcement of creditors' rights, and
(ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). When issued and delivered pursuant to this Agreement, the Warrants shall have been duly executed, issued and delivered and shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws of general applicability affecting the enforcement of creditors' rights, and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          Section 3.4. Valid Issuance. The Warrant Stock issuable upon exercise of the Warrants pursuant to the terms hereof and of the Securities will be duly and validly authorized and reserved for issuance, and, upon issuance in accordance with the provisions of this Agreement and the Securities, shall be duly and validly issued, fully paid and nonassessable with no personal liability attaching to the ownership thereof, and free of any Liens of any nature whatsoever. None of the Warrant Stock shall be issued in violation of any preemptive rights of any Stockholder.

          Section 3.5. Outstanding Securities. Upon the issuance of the Warrants under this Agreement, the total number of shares of capital stock which the Company has authority to issue is 10,000,000 shares of Common Stock. The Warrants are being issued simultaneously with the execution and delivery hereof. The total number of shares of Common Stock issued and outstanding is 2,928,944 shares. Upon the issuance of the Warrants under this Agreement, the Company shall not have outstanding any stock or securities convertible or exercisable into or exchangeable for any shares of capital stock nor shall it have outstanding any warrants or rights to subscribe for or to purchase, or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, any capital stock or stock or securities convertible or exercisable into or exchangeable for any capital stock other than (a) the Warrants to be issued pursuant to this Agreement, (b) options issued in respect of Common Stock pursuant to the Company's 1979 Incentive Stock Option Plan, (c) rights to purchase Common Stock pursuant to the Company's Employee Stock Purchase Plan, and (d) options issued and to be issued in respect of Common Stock pursuant to the Company's 1988 Incentive Stock Option Plan.

          Section 3.6. No Breach. None of the execution and delivery of this Agreement, or the issue and sale of the Securities or the Warrant Stock, or the consummation of the transactions herein or therein contemplated, or the compliance with the terms and provisions hereof and thereof, will conflict with or result in a breach of, or require any consent under, the charter or by-laws of the Company, or any applicable law, rule or regulation, or any order, writ, injunction or decree of any court or governmental authority or agency, or any agreement or instrument to which the Company is a party or by which it or its property is bound or to which it or its property is subject, or constitute a default under any such agreement or instrument, or result in the creation or imposition of any Lien upon any of the revenues or property of the Company pursuant to the terms of any such agreement or instrument.

          Section 3.7. Approvals. All consents, approvals, orders or authorizations of, or registrations, qualifications, designations, declarations or filings with, any federal, state or local governmental authority on the part of the Company required in connection with the consummation of the transactions contemplated herein and the Securities (assuming without independent investigation the accuracy of CMCC's representations in Section 2.3 hereof) have been obtained and remain in full force and effect on the date hereof, except for any of the foregoing that may be required by virtue of CMCC's status as a small business investment company licensed under the Small Business Investment Act of 1958, as amended.

          Section 3.8. Governmental Consent. Neither the nature of the Company or of any Subsidiary of the Company, or of any of their respective businesses or properties, nor any relationship between the Company or any Subsidiary of the Company and any other Person, nor any circumstance in connection with the offer, issue or sale of the Securities and the Warrant Stock is such as to require consent, approval or authorization of, or filing, registration or qualification with, any governmental authority on the part of the Company as a condition to the execution and delivery of this Agreement or the execution and filing of any certificate of amendment of the charter of the Company required in connection with the authorization, sale and/or issuance of Warrant Stock or the authorization, offer, issue or sale of the Securities.

          Section 3.9. Private Offering. (a) None of the Company or First New York Capital, Inc. (the only Person authorized or employed by the Company as agent, broker, dealer or otherwise in connection with the offering or sale of the Securities or any similar securities of the Company) has offered any of the Securities or any similar securities of the Company for sale to, or solicited offers to buy any thereof from, or otherwise approached or negotiated with respect thereto with, any prospective purchaser, other than CMCC. The Company agrees that neither the Company nor any Person acting on its behalf has offered or will offer the Securities or any part thereof or any similar securities for issue or sale to, or has solicited or will solicit any offer to acquire any of the same from, any Person so as to bring the issuance and sale of the Securities within (i) the registration and prospectus delivery requirements of the Securities Act, and (ii) the registration and qualification requirements of applicable state securities laws.

          (b) Assuming, without independent investigation, the accuracy of CMCC's representation in Section 2.3, all stock and securities of the Company heretofore issued and sold by the Company were issued and sold in accordance with, or were exempt from, (i) the registration and prospectus delivery requirements of the Securities Act, and (ii) the registration and qualification requirements of applicable state securities laws.

          Section 3.10.  Small Business Concern.  The Company is
a "small business concern" (within the meaning of 15 U.S.C.
Section 684 and the regulations of the Small Business
Administration promulgated thereunder) and meets the size eligibility criteria set forth at 13 C.F.R. Section 121.301(c).

          Section 3.11.  Investment Company Act.  The Company is
not an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment
Company Act of 1940, as amended.

          Section 3.12. Litigation. There is no action, suit, proceeding or investigation pending or, to the best of its knowledge after due inquiry, threatened against the Company or any of its employees before any court or administrative agency seeking to enjoin the transactions contemplated by this Agreement or the Warrant Certificates.

          ARTICLE 4.    RESTRICTIONS ON TRANSFERABILITY;
REGISTRATION AND LISTING OF WARRANT STOCK; ETC.

          Section 4.1. Transfers to Affiliates, Prior Holders, Banks, etc. (a) The Securities shall not be transferable except upon the conditions specified in this Article 4, which conditions are intended to insure compliance with the provisions of the Securities-Act and applicable state securities laws in respect of the transfer of.any Securities.

          (b) Notwithstanding any other provision of this Agreement or the Securities (but, in the case of CMCC, subject to the provisions of Section 5.15), any Holder shall have the right to transfer any securities:

          (i)  to any Affiliate of such Holder;

          (ii) to another Person who, prior to such transfer, is a Holder; or

          (iii) in the case of any Holder which is a bank, a bank holding company or a Subsidiary of a bank or a bank holding company, to a third party, if, in the reasoned opinion of counsel to such Holder, such transfer is required to be effected by such Holder because (A) its investment in Securities may exceed any limitation to which it is subject, or is otherwise not permitted, under any law, rule, regulation or other requirement of any governmental authority, or (B) restrictions are imposed on such Holder by any such law, rule, regulation or other requirement which, in the reasoned opinion of such counsel to such Holder, make it illegal to continue to hold such Securities, in each case free of the restrictions imposed by this Article 4 other than the requirement as to the legending of the certificates for the Securities specified in Section 4.5; provided, however, that such transfer shall be made in compliance with the Securities Act and all applicable state securities laws. For purposes of clause (iii) of this Section 4.1(b), a reasoned opinion of counsel (which is based on facts and circumstances deemed appropriate by such counsel) to the effect that such transfer is required shall be conclusive. If the circumstances described in clause (iii) above arise, the Company shall use its best efforts to assist the Holder in question to identify a transferee willing and able to purchase the Securities. Each transferee under this Section 4.1(b) shall be subject to the same transfer restrictions imposed on Holders by this Agreement.

          Section 4.2. Transfers of Securities Pursuant to Registration Statements, Rule 144, Rule 144A, Etc. Notwithstanding any other provision of this Agreement or the Securities, the Securities may be offered or sold by the Holder thereof pursuant to (i) an effective registration statement under the Securities Act and in compliance with applicable state securities laws, or (ii) to the extent applicable, Rule 144 or Rule 144A.

          Section 4.3. Notice of Certain Transfers. If any Holder of any Security desires to transfer such Security other than pursuant to an effective registration statement under the Securities Act, such Holder shall deliver to the Company a notice with respect to the proposed transfer, together with an opinion of counsel reasonably satisfactory to the Company, to the effect that an exemption from registration under the Securities Act is available and that the proposed transfer would comply with applicable securities laws.

          Section 4.4. Rule 144; Rule 144A. (a) During any period in which the Company is required to file with the Commission information, documents and other reports pursuant to
Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended (or any similar or successor provisions), in order to permit the Holders of Securities to sell the same, if they so desire, pursuant to Rule 144, the Company: (i) shall comply with all rules and regulations of the Commission applicable in connection with the use of Rule 144, including the timely filing of all reports with the Commission; (ii) shall furnish to such Holders forthwith upon request a written statement by the Company as to such compliance with such rules and regulations; (iii) shall take such other action as any such Holder may reasonably request in connection with the use of Rule 144; and (iv) shall cause any restrictive legends to be removed and any transfer restrictions to be rescinded with respect to any sale of Securities which is exempt from registration under the Securities Act pursuant to Rule 144.

          (b) Each Holder of Securities and each prospective holder of Securities who may consider acquiring Securities in reliance upon Rule 144A shall have the right to request from the Company, and the Company will provide upon request, such information regarding the Company and its business, financial results, assets and properties, if any, as is at the time required to be made available by the Company under Rule 144A so as to enable such Holder to transfer Securities to such prospective holder in reliance upon Rule 144A.

          Section 4.5. Restrictive Legend. (a) Unless and until otherwise permitted by this Article 4, each Warrant Certificate shall be stamped or otherwise imprinted with a legend in substantially the following form:

          "THE WARRANTS OF ENVIRONMENTAL TECTONICS CORPORATION REPRESENTED BY THIS WARRANT CERTIFICATE AND THE SHARES OF COMMON STOCK (OR OTHER SECURITIES) ISSUABLE UPON EXERCISE THEREOF MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (ii) TO THE EXTENT APPLICABLE, RULE 144 OR RULE 144A UNDER SUCH ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE. FURTHER, THIS WARRANT CERTIFICATE AND THE WARRANTS EVIDENCED HEREBY MAY NOT BE TRANSFERRED IN VIOLATION OF THE PROVISIONS OF SECTION 7 HEREOF. THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF SUCH WARRANTS MAY NOT BE ISSUED OR TRANSFERRED IN VIOLATION OF THE PROVISIONS OF SECTION 7 HEREOF."

          (b)  Unless and until otherwise permitted by this
Article 4, each share of Warrant Stock shall be stamped or otherwise imprinted with a legend in substantially the following form:

          "THE SECURITY OF ENVIRONMENTAL TECTONICS CORPORATION REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (ii) TO THE EXTENT APPLICABLE, RULE 144 OR RULE 144A UNDER SUCH ACT (OR ANY SUCCESSOR OR SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE. THE SECURITY REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED IN VIOLATION OF THE PROVISIONS OF SECTION
     7 OF THAT CERTAIN WARRANT CERTIFICATE, DATED [MAY   , 1996],
     ISSUED BY ENVIRONMENTAL TECTONICS CORPORATION."

          Section 4.6. Registration and Listing on Securities Exchanges. (a) Not later than 30 days following the occurrence of the Registration Date, the Company shall file the Registration Statement with the Commission to register the Warrant Stock and shall use its best efforts to cause such Registration Statement to be declared effective within 20 days after the date of filing of the Registration Statement. Without limiting the Company's obligations set forth in the next preceding sentence, if, notwithstanding the use of such best efforts, the Registration Statement is not declared effective within such 20-day period, the Company will continue to use its best efforts to have the Registration Statement declared effective promptly after the end of such 20-day period. The Company shall use its best efforts to keep the Registration Statement effective until the earlier of
(x) the latest date upon which any of the Warrants may be exercised, provided, however, in the event that any Holder has requested that the Registration Statement relate to transfers of Warrant Stock by such Holder to other Persons, such date will be extended, to the extent necessary, to cause the Registration Statement to remain effective until the end of three years after the last exercise of Warrants by such Holder and (y) such date as all of the Holders indicate that they no longer wish the Registration Statement to remain effective (the period from the Registration Date until the earlier of the dates set forth in the foregoing clauses (x) and (y) being the "Registration Period"). The "Registration Statement" means the registration statement (including each prospectus and prospectus supplement included therein or filed with respect thereto, in each case including all material incorporated by reference therein) under the Securities Act (and any amendments thereof and supplements thereto) relating to the issuance of the Warrant Stock by the Company to the Holders upon exercise of any of the Warrants and, to the extent requested by any Holder, to any transaction pursuant to which Warrant Stock may be transferred by such Holder to other Persons.

          The Registration Statement: (i) shall comply as to form in all material respects with the requirements of the Securities Act and all the rules and regulations of the Commission thereunder; and (ii) shall not contain any untrue statement of a material fact or omit to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading. If at any time during the Registration Period or when a prospectus relating to Warrant Stock is required to be delivered under the Securities Act or the Blue Sky or securities laws of any applicable jurisdiction in the United States, any event occurs as a result of which the Registration Statement or any portion thereof (including any prospectus) relating to any Warrant Stock as then amended or supplemented would (or the Company becomes aware that such Registration Statement or portion thereof does) include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend or supplement the Registration Statement or any portion thereof (including any prospectus) to comply with the Securities Act or any such Blue Sky or securities laws, the Company promptly shall notify the Holders and shall as soon as practicable prepare and file with the Commission an amendment or supplement which will correct such statement or omission or which will effect such compliance. Upon request by any Holder or any managing underwriter, the Company shall incorporate in a prospectus supplement or post-effective amendment, to be filed as promptly as practicable, such information as such Holder or such managing underwriter reasonably requests to be included therein with respect to such Holder, the underwriters, the number of shares of Warrant Stock being sold to any underwriter(s), the purchase price being paid therefor, and any other terms of the offering, or other sales of Warrant Stock.

          The form of the Registration Statement and all matters relating thereto shall be reasonably satisfactory to counsel satisfactory to the Holders. The Holders shall use their best efforts to cause their counsel to conduct such counsel's review of the matters referred to in the next preceding sentence on a timely basis so as to enable the Company to fulfill its obligations provided in the first sentence of this Section 4.6(a).

          (b) The Company shall use its best efforts to ensure that the Warrant Stock is, simultaneously with the issuance thereof or as soon as practicable thereafter, and at all times thereafter, listed for trading upon such national securities exchange or exchanges or upon such national securities association or associations as the Common Stock is then listed.

          Section 4.7. Termination of Restrictions.
Notwithstanding the foregoing provisions of this Article 4, the restrictions imposed by this Article 4 upon the transferability of the Warrants and the Warrant Stock shall cease and terminate as to any particular Warrant or Warrant Stock when such Warrant or Warrant Stock shall have been effectively registered under the Securities Act and sold by the Holder thereof in accordance with such registration or sold under Rule 144 or Rule 144A. Whenever the restrictions imposed by this Article 4 shall terminate as to any particular Warrant or Warrant Stock, the Holder thereof shall be entitled to receive from the Company, without expense, a new certificate not bearing the restrictive legend otherwise required to be borne thereby.

          ARTICLE 5.  MISCELLANEOUS

          Section 5.1. Delivery Expenses. If any Holder surrenders any Security or Warrant Stock to the Company or a transfer agent of the Company for exchange for instruments of other denominations or registered in another name or names, the Company shall cause such new instruments to be issued and shall pay the cost of delivering to or from the office of such Holder from or to the Company or its transfer agent, duly insured, the surrendered instrument and any new instruments issued in substitution or replacement for the surrendered instrument.

          Section 5.2. Taxes. The Company shall pay all taxes (other than Federal, state or local income taxes) which may be payable in connection with the execution and delivery of this Agreement or the issuance and sale of the Securities hereunder or the issuance and delivery of the Warrant Stock or in connection with any amendments, waivers or consents under this Agreement or the Securities and shall save each Holder harmless without limitation as to time against any and all liabilities with respect to all such taxes. The obligations of the Company under this Section 5.2 shall survive any redemption, repurchase or acquisition of Securities or Warrant Stock by the Company and the termination of this Agreement.

          Section 5.3. Replacement of Instruments. Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Security or Warrant Stock, and

          (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that, if the owner of the same is a bank or an institutional lender or investor, its own agreement of indemnity shall be deemed to be satisfactory), or

          (b) in the case of mutilation, upon surrender or cancellation thereof,

the Company, at its expense, shall execute, register and deliver, in lieu thereof, a new Security or instrument for (or covering the purchase of) an equal number of Warrants or Warrant Stock.

          Section 5.4. Information, etc. The Company shall deliver to each Holder one copy of each report mailed to its security holders and each annual report on Form 10-K (or any successor or similar form) and quarterly report on Form 10-Q (or any successor or similar form) at or about the time such documents become publicly available.

          Section 5.5.  Inspection.  The Company shall afford any
Holder of at least 25% of the Warrant Stock or its agents, access, at reasonable times, upon reasonable prior notice, to inspect the books and records of the Company and to discuss with management the business and affairs of the Company.

          Section 5.6. Certain Restrictions. The Company shall not at any time enter into an agreement or instrument restricting its ability to perform its obligations under this Agreement or under the Securities.

          Section 5.7.  Notices.

          (a) All notices, waivers, requests and other communications (each a "Notice") under this Agreement shall be in writing and shall be personally delivered, sent by courier guaranteeing overnight delivery or sent by registered or certified mail, return receipt requested, postage prepaid,

          (i)  if to the Company:

                    Environmental Tectonics Corporation
                    County Line Industrial Park
                    Southampton, Pennsylvania 18966

                    Attention:  William F. Mitchell, President,

         (ii)  if to CMCC:

                    Chase Manhattan Capital Corporation]
                    1 Chase Manhattan Plaza
                    New York, New York 10081

                    Attention:  [          ],

             (iii) if to any other Person who is the registered Holder of any Securities or Warrant Stock, to the address of such Holder as it appears in the stock or warrant ledger of the Company; or, in the case of any Holder, at such other address as such Holder may designate in a Notice to the Company; or, in the case of the Company, at such other address as the Company may designate in a Notice to CMCC and all other Holders of Securities and Warrant Stock at the time outstanding.

          (b) Any Notice shall be deemed to have been duly given if personally delivered, on the date delivered, (ii) if sent by courier guaranteeing overnight delivery, on the date delivered, or (iii) if sent by registered or certified mail, five Business Days after being deposited in the mail, in each case given or addressed as aforesaid.

          Section 5.8.  Survival. (a) All warranties,
representations and covenants made by the Company herein or in any certificate or other instrument delivered by it or on its behalf under this Agreement (including any Warrant Certificate) shall be considered to have been relied upon by CMCC and shall survive the issuance of the Securities or the Warrant Stock regardless of the investigation made by or on behalf of CMCC. All statements in any such certificate or other instrument so delivered shall constitute representations and warranties by the Company hereunder.

          (b) All representations, warranties and covenants made by CMCC herein shall be considered to have been relied upon by the Company and shall survive the issuance to CMCC of the Securities or the Warrant Stock regardless of any investigation made by the Company or on its behalf.

          Section 5.9.  Successors and Assigns.  Except as
otherwise expressly provided herein, this Agreement shall inure to the benefit of and be binding upon the successors, legal representatives and assigns of each of the parties.

          Section 5.10. Amendment and Waiver. This Agreement may be amended, and the observance of any term of this Agreement may be waived, but only with the consent of the Company and the Holders of at least 67% of the Warrant Stock; provided, however, that no such amendment or waiver shall, without the consent of all Holders of the Warrant Stock at the time outstanding, amend this Section 5.10.

          Section 5.11.  Counterparts.  This Agreement may be
signed by the parties with counterpart signature pages or in counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.

          Section 5.12. Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

          Section 5.13.  Governing Law.  THIS AGREEMENT SHALL BE
GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE
OF NEW YORK.

          Section 5.14. Acknowledgment by the Company. The Company hereby acknowledges that this Agreement provides for the extension to the Company by CMCC of substantial financial accommodations and benefits, and constitutes a contract to issue a security of the Company within the meaning of Section 365 of Title 11 of the United States Code.

          Section 5.15. Right of First Offer. (a) If CMCC desires to sell or otherwise transfer (the "Selling Warrantholder") any of its Warrants (the "Proposed Sale"), the Selling Warrantholder shall first give a written notice (the "Warrantholder Notice") of such desire to the Company. The Warrantholder Notice shall specify (i) the number of Warrants proposed to be sold or transferred (the "Subject Warrants"), (ii) the aggregate consideration to be asked therefor, (iii) the date of the closing of the Proposed Sale (which date shall be more than 10 days following the date the Warrantholder Notice is given to the Company), and (iv) the other terms and conditions of the Proposed Sale.

          The Company shall have the right to purchase all, but not less than all, of the Subject Warrants for the aggregate consideration set forth in the Warrantholder Notice and on the other terms and conditions of the Proposed Sale specified in the Warrantholder Notice by giving notice to the Selling Warrantholder within 10 days after receipt by the Company of the Warrantholder Notice.

          If the Company fails to elect to purchase all the Subject Warrants within the 10-day period specified in the foregoing paragraph (or if the Company timely elects to purchase all the Subject Warrants and the Company fails to close on the date of the closing of the Proposed Sale set forth in the Warrantholder Notice), then the Selling Warrantholder (A) shall be under no obligation to sell any Subject Warrants to the Company unless the Selling Warrantholder so elects, and (B) shall have the right to sell, within a period of six months after receipt by the Company of the Warrantholder Notice, all or any of the Subject Warrants at a price per share not less than the consideration set forth in the Warrantholder Notice. Any Warrants not sold pursuant to the next preceding sentence prior to the expiration of the six-month period referred to therein shall once again be subject to the right of first offer set forth in this Section 5.15.

          (b) Notwithstanding anything to the contrary contained in this Section 5.15:

          (i) Each of CMCC and its Affiliates shall have the right at any time to transfer any of or all its Warrants to CMCC or any Affiliate of CMCC, as the case may be; provided, however, that at the time of such transfer each such transferee agrees in writing to be bound by all the provisions of this Section 5.15.

          (ii) If, in the reasoned opinion of counsel to CMCC or an Affiliate of CMCC, as the case may be, a transfer of any Warrants is required to be effected by CMCC or an Affiliate of CMCC, as the case may be, because (A) its investment in Securities may exceed any limitation to which it is subject, or is otherwise not permitted, under any law, rule, regulation or other requirement of any governmental authority, or (B) restrictions are imposed on CMCC or such Affiliate of CMCC, as the case may be, by any such law, rule, regulation or other requirement which, in the reasoned opinion of such counsel to CMCC or such Affiliate of CMCC, as the case may be, make it illegal to continue to hold such Warrants, then the 10-day period referred to in each of the second and third paragraphs of Section 5.15(a) shall be reduced to a three Business Day period.

For purposes of clause (ii) of this Section 5.15(b), a reasoned opinion of counsel (which is based on facts and circumstances deemed appropriate by such counsel) to the effect that such transfer is required shall be conclusive.

          Section 5.16. CMCC's Status. The Company acknowledges that CMCC is a small business investment company licensed by the Small Business Administration under, and subject to the provisions of, the Small Business Investment Act of 1958, as amended, and the rules and regulations of the Small Business Administration promulgated thereunder. The Company shall furnish CMCC with all information in respect of this Agreement and the transactions contemplated thereby reasonably necessary to permit CMCC to comply with reporting, record-keeping and informational requirements of said Act and said rules and regulations.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                             ENVIRONMENTAL TECTONICS
                             CORPORATION,

                             By:_______________________________
                                  Name:
                                  Title:


                             CHASE MANHATTAN CAPITAL
                             CORPORATION,


                             By:_______________________________
                                  Name:
                                  Title:

                                            Annex 1
                                                 to
                                            Warrant Agreement

                  [Form of Warrant Certificate]



THE WARRANTS OF ENVIRONMENTAL TECTONICS CORPORATION REPRESENTED BY THIS WARRANT CERTIFICATE AND THE SHARES OF COMMON STOCK (OR OTHER SECURITIES) ISSUABLE UPON EXERCISE THEREOF MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (ii) TO THE EXTENT APPLICABLE, RULE 144 OR RULE 144A UNDER SUCH ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE. FURTHER, THIS WARRANT CERTIFICATE AND THE WARRANTS EVIDENCED HEREBY MAY NOT BE TRANSFERRED IN VIOLATION OF THE PROVISIONS OF SECTION 7 HEREOF. THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF SUCH WARRANTS MAY NOT BE ISSUED OR TRANSFERRED IN VIOLATION OF THE PROVISIONS OF SECTION 7 HEREOF.


No. _____                                   _________ Warrants


                       WARRANT CERTIFICATE

          To Subscribe for and Purchase Stock Units of

               ENVIRONMENTAL TECTONICS CORPORATION


          THIS CERTIFIES that CHASE MANHATTAN CAPITAL
CORPORATION, a New York corporation, or its registered successors and assigns, is the owner of the number of Warrants set forth above, each of which entitles the owner thereof to purchase from Environmental Tectonics Corporation, a Pennsylvania corporation (the "Company"), at any time during the period commencing on [the effective date of the Sixth Amendment to the Credit Agreement], and expiring at 5:00 p.m., New York time, on [the date that is five years after the date of the commencement of the exercise period] (the "Expiration Date"), one Stock Unit (as hereinafter defined) at a price of $[to be determined in accordance with the Sixth Amendment] per Stock Unit (the "Exercise Price") subject to the conditions hereinafter set forth. For purposes of this Warrant Certificate, a Stock Unit shall consist of one fully paid and nonassessable share of Common Stock as such stock is constituted on [the effective date of the Sixth Amendment to the Credit Agreement] (the "Date of Issuance"), subject to adjustment from time to time pursuant to the provisions of Section 2. Certain defined terms not otherwise defined shall have their respective meanings as defined in Section 9.

          Section 1. Exercise of Warrant. The Warrants evidenced hereby may be exercised by the registered holder hereof, in whole or in part, by the surrender of this Warrant Certificate, duly endorsed (unless endorsement is waived by the Company), at the principal executive office of the Company located at County Line Industrial Park, Southampton, Pennsylvania 18966, or at the office of Wilmington Trust Company, located at 1100 North Market Street; Rodney Square North; Wilmington, DE 19890 (the "Transfer Agent") (or such other office or agency of the Company located in the United States of America as the Company may designate by notice to the registered holder hereof at its last address appearing on the books of the Company), and upon payment to the Company in immediately available funds of the purchase price of the Stock Units purchased. The Company agrees that the shares of Common Stock of the Company comprising the Stock Units so purchased shall be deemed to be issued to the registered holder hereof on the date on which this Warrant Certificate shall have been surrendered and payment made for such Stock Units as aforesaid. The certificates for such shares shall be delivered to the registered holder hereof within a reasonable time, not exceeding 10 days, after Warrants evidenced hereby shall have been so exercised and a new Warrant Certificate evidencing the number of Warrants, if any, remaining unexercised also shall be issued to the registered holder hereof within such time unless such Warrants shall have expired. No fractional shares of Common Stock of the Company, or script for any such fractional shares, shall be issued upon the exercise of any Warrants.

          Section 2. Adjustment of Stock Unit and Exercise Price. The number of shares of Common Stock comprising a Stock Unit, and the price at which a Stock Unit may be purchased upon exercise of this Warrant Certificate, shall be subject to adjustment from time to time as set forth in this Section 2. The Company shall not take any action with respect to its Nonpreferred Stock of any class requiring an adjustment pursuant to any of the following Subsections A, B, or G without at the same time taking like action with respect to its Nonpreferred Stock of each other class; and the Company shall not, without the prior written consent of the registered holder hereof (which consent may be withheld by such holder in its sole and absolute discretion), create any class of Nonpreferred Stock which carries any rights to dividends or assets differing in any respect from the rights of the Common Stock on the Date of Issuance.

          A. Stock Dividends, Subdivisions and Combinations. In case at any time or from time to time the Company shall

          (1)  take a record of the holders of its Nonpreferred
     Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, Nonpreferred
     Stock, or

          (2)  subdivide its outstanding shares of Nonpreferred
     Stock into a larger number of shares of Nonpreferred Stock, or

          (3)  combine its outstanding shares of Nonpreferred
     Stock into a smaller number of shares of Nonpreferred Stock,

then the number of shares of Common Stock comprising a Stock Unit immediately after the happening of any such event shall be adjusted so as to consist of the number of shares of Common Stock which a record holder of the number of shares of Common Stock comprising a Stock Unit immediately prior to the happening of such event would own or be entitled to receive after the happening of such event.

          B. Certain Other Dividends and Distributions. In case at any time or from time to time the Company shall take a record of the holders of its Nonpreferred Stock for the purpose of entitling them to receive any dividend or other distribution of,

          (1) cash (other than a cash distribution made as a dividend and payable out of earnings or earned surplus legally available for the payment of dividends under the laws of the jurisdiction of incorporation of the Company, to the extent, but only to the extent, that the aggregate of all such dividends paid or declared after the date hereof, does not exceed the consolidated net income of the Company and its consolidated Subsidiaries earned subsequent to the date hereof as determined in accordance with generally accepted accounting principles consistently applied), or

          (2) any evidence of its indebtedness (other than Convertible Securities), any shares of its stock (other than Additional Shares of Nonpreferred Stock) or any other securities or property of any nature whatsoever (other than cash and other than Convertible Securities or Additional Shares of Nonpreferred Stock), or

          (3) any options, warrants or other rights to subscribe for or purchase any evidences of its indebtedness (other than Convertible Securities), any shares of its stock (other than Additional Shares of Nonpreferred Stock) or any other securities or property of any nature whatsoever (other than cash and other than Convertible Securities or Additional Shares of Nonpreferred Stock),

then the number of shares of Common Stock thereafter comprising a Stock Unit shall be adjusted to that number determined by multiplying the number of shares of Common Stock comprising a Stock Unit immediately prior to such adjustment by a fraction (i) the numerator of which shall be the Current Market Price per share of Common Stock at the date of taking such record and (ii) the denominator of which shall be such Current Market Price per share of Common Stock minus the amount of any and all such cash, and the fair value of any and all such evidences of indebtedness, shares of stock, other securities or property, or options, warrants or other subscription or purchase rights, so distributable in respect of one share of Common Stock. Such fair value shall be reasonably determined in good faith by the Board of Directors of the Company, provided that if such determination is objected to by the holders of Warrants entitled to purchase a majority of the Stock Units covered thereby, such determination shall be made by an independent appraiser selected by such Board of Directors and not objected to by such holders. A reclassification of the Nonpreferred Stock into shares of Nonpreferred Stock and shares of any other class of stock shall be deemed a distribution by the Company to the holders of its Nonpreferred Stock of such shares of such other class of stock within the meaning of this Subsection B and, if the outstanding shares of Nonpreferred Stock shall be changed into a larger or smaller number of shares of Nonpreferred Stock as a part of such reclassification, shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of Nonpreferred Stock within the meaning of Subsection A of this Section 2.

          C. Issuance of Additional Shares of Nonpreferred Stock. In case at any time or from time to time the Company shall (except as hereinafter provided) issue any Additional Shares of Nonpreferred Stock for a consideration per share less than the greater of (a) the Current Warrant Price and (b) the Current Market Price per share of Common Stock, then the number of shares of Common Stock thereafter comprising a Stock Unit shall be adjusted to that number determined by multiplying the number of shares of Common Stock comprising a Stock Unit immediately prior to such adjustment by a fraction (i) the numerator of which shall be the number of shares of Nonpreferred Stock outstanding immediately prior to the issuance of such Additional Shares of Nonpreferred Stock plus the number of such Additional Shares of Nonpreferred Stock so issued, and (ii) the denominator of which shall be the number of shares of Nonpreferred Stock outstanding immediately prior to the issuance of such Additional Shares of Nonpreferred Stock plus the number of shares of Nonpreferred Stock which the aggregate consideration for the total number of such Additional Shares of Nonpreferred Stock so issued would purchase at the greater of (A) the Current Warrant Price and (B) the Current Market Price per share of Common Stock. For purposes of this Subsection C, the date as of which the Current Warrant Price and the Current Market Price per share of Common Stock shall be computed shall be the earlier of
(1) the date on which the Company shall enter into a firm contract for the issuance of such Additional Shares of Nonpreferred Stock and (2) the date of actual issuance of such Additional Shares of Nonpreferred Stock. This Subsection C shall not apply to any issuance of Additional Shares of Nonpreferred Stock for which an adjustment is provided under Subsection A of this Section 2. No adjustment of the number of shares of Common Stock comprising a Stock Unit shall be made under this Subsection C upon the issuance of any Additional Shares of Nonpreferred Stock which are issued pursuant to the exercise of any options, warrants or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any Convertible Securities, if any such adjustment shall previously have been made upon the issuance of such options, warrants or other rights or upon the issuance of such Convertible Securities (or upon the issuance of any option, warrant or other rights therefor) pursuant to Subsection D or E of this Section 2.

          D. Issuance of Options, Warrants or Other Rights. In case at any time or from time to time the Company shall take a record of the holders of its Nonpreferred Stock for the purpose of entitling them to receive a distribution of, or shall otherwise issue to any other Person, any options, warrants or other rights to subscribe for or purchase any Additional Shares of Nonpreferred Stock or any Convertible Securities and the consideration per share for which additional shares of Nonpreferred Stock may at any time thereafter be issuable pursuant to such options, warrants or other rights or pursuant to the terms of such Convertible Securities shall be less than the greater of (a) the Current Warrant Price and (b) the Current Market Price per share of Common Stock, then the number of shares of Common Stock thereafter comprising a Stock Unit shall be adjusted as provided in Subsection C of this Section 2 on the basis that (i) the maximum number of Additional Shares of Nonpreferred Stock issuable pursuant to all such options, warrants or other rights or necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued as of (and, accordingly, the date as of which the Current Warrant Price per share of Common Stock and the Current Market Price per share of Common Stock shall be computed shall be) the computation date specified in the last sentence of this Subsection D, and (ii) the aggregate consideration for such maximum number of additional shares of Nonpreferred Stock shall be deemed to be the minimum consideration received and receivable by the Company for the issuance of such Additional Shares of Nonpreferred Stock pursuant to such options, warrants or other rights or pursuant to the terms of such Convertible Securities. For purposes of this Subsection D, the computation date for clause (i) above shall be the earliest of (A) the date on which the Company shall take a record of the holders of its Nonpreferred Stock for the purpose of entitling them to receive any such options, warrants or other rights, (B) the date on which the Company shall enter into a firm contract for the issuance of such options, warrants or other rights and (C) the date of actual issuance of such options, warrants or other rights.

          E. Issuance of Convertible Securities. In case at any time or from time to time the Company shall take a record of the holders of its Nonpreferred Stock for the purpose of entitling them to receive a distribution of, or shall otherwise issue to any Person, any Convertible Securities and the consideration per share for which Additional Shares of Nonpreferred Stock may at any time thereafter be issuable pursuant to the terms of such Convertible Securities shall be less than the greater of (a) the Current Warrant Price and (b) Current Market Price per share of Common Stock, then the number of shares of Common Stock thereafter comprising a Stock Unit shall be adjusted as provided in Subsection C of this Section 2 on the basis that (i) the maximum number of Additional Shares of Nonpreferred Stock necessary to effect the conversion, exercise or exchange of all such Convertible Securities shall be deemed to have been issued as of the computation date specified in the penultimate sentence of this Subsection E, and (ii) the aggregate consideration for such maximum number of Additional Shares of Nonpreferred Stock shall be deemed to be the minimum consideration received and receivable by the Company for the issuance of such Additional Shares of Nonpreferred Stock pursuant to the terms of such Convertible Securities. For purposes of this Subsection E, the computation date for clause (i) above shall be the earliest of
(A) the date on which the Company shall take a record of the holders of its Nonpreferred Stock for the purpose of entitling them to receive any such Convertible Securities, (B) the date on which the Company shall enter into a firm contract for the issuance of such Convertible Securities and (C) the date of actual issuance of such Convertible Securities. No adjustment of the number of shares of Common Stock comprising a Stock Unit shall be made under this Subsection E upon the issuance of any Convertible Securities which are issued pursuant to the exercise of any warrants or other subscription or purchase rights therefor, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights pursuant to Subsection D of this Section 2.

          F. Superseding Adjustment of Stock Unit. If, at any time after any adjustment of the number of shares comprising a Stock Unit shall have been made pursuant to the foregoing Subsection D or E of this Section 2 on the basis of the issuance of options, warrants or other rights or the issuance of other Convertible Securities, or after any new adjustment of the number of shares comprising a Stock Unit shall have been made pursuant to this Subsection,

          (1) such options, warrants or rights or the right of conversion or exchange in such other Convertible Securities shall expire, and a portion of such options, warrants or rights, or the right of conversion, exercise or exchange in respect of a portion of such other Convertible Securities, as the case may be, shall not have been exercised, or

          (2) the consideration per share, for which shares of Nonpreferred Stock are issuable pursuant to such options, warrants or rights or the terms of such other Convertible Securities, shall be increased solely by virtue of provisions therein contained for an automatic increase in such consideration per share upon the arrival of a specified date or the happening of a specified event, such previous adjustment shall be rescinded and annulled and the Additional Shares of Nonpreferred Stock which were deemed to have been issued by virtue of the computation made in connection with the adjustment so rescinded and annulled shall no longer be deemed to have been issued by virtue of such computation. Thereupon, a recomputation shall be made of the effect of such options, warrants or rights or other Convertible Securities on the basis of

          (3) treating the number of Additional Shares of Nonpreferred Stock, if any, theretofore actually issued pursuant to the previous exercise of such options, warrants or rights or such right of conversion or exchange were previously exercised, as having been issued on the date or dates of such issuance as determined for purposes of such previous adjustment and for the consideration actually received therefor, and

          (4) treating any such options, warrants or rights or any such other Convertible Securities which then remain outstanding as having been granted or issued immediately after the time of such increase of the consideration per share for such shares of Nonpreferred Stock are issuable under such Warrants or rights or other Convertible Securities, and, if and to the extent called for by the foregoing provisions of this Section 2 on the basis aforesaid, a new adjustment of the number of shares comprising a Stock Unit shall be made, which new adjustment shall supersede the previous adjustment so rescinded and annulled.

          G. Other Provisions Applicable to Adjustments Under this Section. The following provisions shall be applicable to the making of adjustments of the number of shares of Common Stock comprising a Stock Unit hereinbefore provided for in this
Section 2:

          (1) Treasury Stock. The sale or other disposition of any issued shares of Nonpreferred Stock owned or held by or for the account of the Company shall be deemed an issuance thereof for purposes of this Section 2.

          (2) Computation of Consideration. To the extent that any Additional Shares of Nonpreferred Stock or any Convertible Securities or any options, warrants or other rights to subscribe for or purchase any Additional Shares of Nonpreferred Stock or any Convertible Securities shall be issued for a cash consideration, the consideration received by the Company therefor shall be deemed to be the amount of cash received by the Company therefor, or, if such Additional Shares of Nonpreferred Stock or Convertible Securities are offered by the Company for subscription, the subscription price, or, if such Additional Shares of Nonpreferred Stock or Convertible Securities are sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price, in any such case excluding any amounts paid or receivable for accrued interest or accrued dividends and without deduction of any compensation, discounts or expenses paid or incurred by the Company for and in the underwriting of, or otherwise in connection with, the issue thereof. To the extent that such issuance shall be for a consideration other than cash, then, except as herein otherwise expressly provided, the amount of such consideration shall be deemed to be the fair value of such consideration at the time of such issuance as reasonably determined in good faith by the Board of Directors of the Company, provided that if such determination is objected to by the holders of Warrants entitled to purchase a majority of the Stock Units covered thereby, such determination shall be made by an independent appraiser selected by such Board of Directors and not objected to by such holders. The consideration for any Additional Shares of Nonpreferred Stock issuable pursuant to any options, warrants or other rights to subscribe for or purchase the same shall be the consideration received or receivable by the Company for issuing such options, warrants or other rights, plus the additional consideration payable to the Company upon the exercise of such options, warrants or other rights. The consideration for any Additional Shares of Nonpreferred Stock issuable pursuant to the terms of any Convertible Securities shall be the consideration received or receivable by the Company for issuing any options, warrants or other rights to subscribe for or purchase such Convertible Securities, plus the consideration paid or payable to the Company in respect of the subscription for or purchase of such Convertible Securities, plus the additional consideration, if any, payable to the Company upon the exercise of the right of conversion, exercise or exchange in such Convertible Securities. In case of the issuance at any time of any Additional Shares of Nonpreferred Stock or Convertible Securities in payment or satisfaction of any dividend upon any class of stock other than Nonpreferred Stock, the Company shall be deemed to have received for such Additional Shares of Nonpreferred Stock or Convertible Securities a consideration equal to the amount of such dividend so paid or satisfied.

          (3) When Adjustments to Be Made. The adjustments required by the preceding Subsections of this Section 2 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that no adjustment of the number of shares of Common Stock comprising a Stock Unit that would otherwise be required shall be made (except in the case of a subdivision or combination of shares of the Nonpreferred Stock, as provided for in Subsection A) unless and until such adjustment, either by itself or with other adjustments not previously made, adds or subtracts at least $0.05 to the Current Market Price of each share of Common Stock, as reasonably determined in good faith by the Board of Directors of the Company, provided that, in any event such adjustment shall be made if such adjustment either by itself or with other adjustments not previously made adds or subtracts at least 1/20th of a share to or from the number of shares of Common Stock comprising a Stock Unit immediately prior to the making of such adjustment. Any adjustment representing a change of less than such minimum amount (except as aforesaid) shall be carried forward and made as soon as such adjustment, together with other adjustments required by this
     Section 2 and not previously made, would result in a minimum adjustment. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

          (4) Fractional Interests. In computing adjustments under this Section 2, fractional interests in Nonpreferred
     Stock shall be taken into account to the nearest one - thousandth of a share.

          (5) When Adjustment Not Required. If the Company shall take a record of the holders of its Nonpreferred Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution thereof to shareholders, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

          H. Other Action Affecting Nonpreferred Stock. In case at any time or from time to time the Company shall take any action affecting its Nonpreferred Stock, other than an action described in any of the foregoing Subsections A through G (inclusive) of this Section 2 or in Section 3, then, unless in the reasonable opinion of the Board of Directors of the Company such action will not have an adverse effect upon the rights of the holders of the Warrants, the number of shares of Common Stock or other stock comprising a Stock Unit, or the Exercise Price, shall be adjusted in such manner and at such time as the Board of Directors of the Company may reasonably determine in good faith to be equitable in the circumstances.

          I. Notice of Adjustment of Stock Unit Price or Exercise Price. Whenever the number of shares of Common Stock comprising a Stock Unit, or the Exercise Price at which a Stock Unit may be purchased upon exercise of the Warrants, shall be adjusted pursuant to the provisions hereof, the Company shall forthwith file with each transfer agent for the shares of Common Stock or other securities of the Company a statement describing in reasonable detail the adjustment and the method of calculation used. As soon as practicable after any such adjustment is made, the Company shall cause a notice of such adjustment to be mailed to the registered holder of this Warrant Certificate at his last address appearing on the books of the Company.

          J. Evidence of Correctness of Computation. The certificate of any independent firm of public accountants of recognized standing selected by the Board of Directors of the Company shall be evidence of the correctness of any computation made pursuant to the provisions of this Section 2 absent manifest error or negligence.

          K. Fractional Shares. No fractional shares of Common Stock or script for any such fraction, shall be issued upon the exercise of Warrants evidenced hereby. If more than one Warrant evidenced hereby shall be exercised at any one time, the number of full shares of Common Stock which shall be issuable upon such exercise shall be computed on the basis of the aggregate number of Stock Units purchased. Instead of any fractional share of Common Stock which would otherwise be issuable upon such exercise, the Company shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the Current Market Price per share of Common Stock on the date of such exercise.

          Section 3. Consolidation, Merger, etc. In case of a consolidation or merger of the Company with another Person on or after the Date of Issuance, or the sale, lease or transfer of all or substantially all its assets to another Person shall be effected on or after the Date of Issuance, then, as a condition of such consolidation, merger, sale, lease or transfer, lawful and adequate provision shall be made whereby the registered holder of this,Warrant Certificate shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified herein and in lieu of each Stock Unit immediately theretofore purchasable and receivable upon the exercise of each Warrant evidenced hereby, such shares of stock, securities, cash or other property receivable upon such consolidation, merger, sale, lease or transfer by the holder of the number of shares of Common Stock comprising a Stock Unit immediately prior to such event. In any such case, appropriate and equitable provision also shall be made with respect to the rights and interest of the registered holder of this Warrant Certificate to the end that the provisions hereof (including Sections 2 and 5) shall thereafter be applicable, as nearly as may be, in relation of any shares of stock, securities, cash or other property thereafter deliverable upon the exercise of the Warrants evidenced hereby. The Company shall not effect any such consolidation, merger, sale, lease or transfer unless prior to or simultaneously with the consummation thereof the successor Person (if other than the Company) resulting from such consolidation or merger or the Person purchasing, leasing or otherwise acquiring such assets shall assume, by written instrument mailed to the registered holder hereof at its last address appearing on the books of the Company, the obligation to deliver to such holder such shares of stock, securities, cash or other property as, in accordance with the foregoing provisions, such holder may be entitled to purchase. The above provisions of this Section 3 shall similarly apply to successive consolidations, mergers., sales, leases or transfers.

          Section 4. Notice of Certain Corporate Action. If at any time prior to the expiration of the Warrants evidenced hereby the Company shall propose:

          (a) to pay any dividend or other distribution on the shares of Nonpreferred Stock of any class (excluding regular cash dividends);

          (b) to issue any options, warrants or rights pro rata to all holders of shares of Nonpreferred Stock of any class entitling them to subscribe for or purchase any shares of stock of the Company of any class or to receive any other rights; or

          (c) to issue pro rata to all holders of shares of Nonpreferred Stock any class of evidences of its indebtedness or assets; or

          (d) to effect any reclassification of the shares of Nonpreferred Stock of any class, or any consolidation or merger of the Company with or into another Person (other than a consolidation or merger in which the Company is the continuing Person and which does not result in any reclassification of the shares of Nonpreferred Stock of any class) or a sale or transfer to another Person of all or substantially all the assets of the Company; or

          (e)  to effect the voluntary or involuntary
     liquidation, dissolution or winding up of the affairs of the Company;

then, and in any one or more of such cases, the Company shall send to the registered holder hereof at its last address appearing on the books of the Company, as promptly as practicable but in any event at least 20 days prior to the applicable record date (or determination date) mentioned below, a notice stating, to the extent such information is available, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or rights, or, if a record is not to be taken, the date as of which the holders of shares of Nonpreferred Stock of record to be entitled to such dividend, distribution or rights are to be determined, or (ii) the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution or winding up is expected to become effective and the date as of which it is expected that holders of shares of Nonpreferred Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution or winding up.

          Section 5. Covenants of the Company.

          (a) The Company covenants and agrees that all shares of capital stock of the Company which may be issued upon the exercise of the Warrants evidenced hereby will be duly authorized, validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof to the registered holder hereof.

          (b) The Company covenants and agrees that from and after the date the Registration Statement is first declared effective, all shares of Common Stock or other stock or securities which may be issued upon the exercise of the Warrants evidenced hereby will be duly registered under the Securities Act, and duly registered or qualified under all applicable state securities laws.

          (c) With respect to any registration or qualification of shares of Common Stock or other stock or securities which may be issued upon exercise of the Warrants evidenced hereby that is effected or to be effected by the Company (including that effected by the Registration Statement), the Company shall indemnify each holder hereof, each such holder's directors and officers, each underwriter (as defined in the Securities Act) of the shares of Common Stock or other stock or securities sold by such holder, each other Person who participates or is to participate in the offering of such holder's securities, and each Person who controls (within the meaning of the Securities Act) any such holder, underwriter or participating Person from and against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on:

               (i)  any untrue statement (or alleged untrue
          statement) of a material fact contained in any prospectus, offering circular or other document
          (including any related registration statement, notification or the like), or any amendment thereof or supplement thereto, incident to any such registration or qualification;

               (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; or

               (iii)    any violation by the Company of the
          Securities Act or any rule or regulation promulgated thereunder applicable to the Company, or of any blue sky or other state securities laws or any rule or regulation promulgated thereunder applicable to the Company, in each case, relating to action or inaction required of the Company in connection with any such registration or qualification, and shall reimburse each such Person entitled to indemnity under this Section 5(c) for all legal and other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however, that, the foregoing indemnity and reimbursement obligation shall not be applicable to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement (or alleged untrue statement) or omission (or alleged omission) made in reliance upon and in conformity with written information furnished to the Company by any such Person specifically for use in such prospectus, offering circular, other document, amendment or supplement.

          (d) Each Person indemnified pursuant to Section 5(c) agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the registration statement and each Person, if any, who controls the Company (within the meaning of the Securities
     Act) to the same extent as the foregoing indemnity from the Company in Section 5(c), but only with reference to information relating to such Person furnished to the Company in writing by such Person expressly for use in the offering circular, registration statement or the prospectus or any amendments or supplements thereto or any preliminary prospectus.

          (e) In case any proceeding (including any governmental investigation) shall be instituted involving any Person for whose benefit indemnity may be sought pursuant to either
     Section 5(c) or 5(d) , such Person (the "indemnified party") shall notify as soon as is reasonably practicable the Person against whom such indemnity may be sought (the "indemnifying party") in writing. The indemnified party, upon request of the indemnifying party, shall retain counsel selected by the indemnifying party (such counsel to be reasonably satisfactory to the indemnified party) to represent the indemnified party and any other Persons the indemnifying party may designate in such proceeding; and the indemnifying party shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain counsel selected by it, but the fees and expenses of such indemnified party's counsel shall be at the expense of such indemnified party unless (i) the indemnifying party fails to request that the indemnified party retain counsel selected by the indemnifying party, (ii) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, or (iii) the representation by the same counsel of the indemnified party and any other Person (including any impleaded parties) would be inappropriate due to actual or potential differing interests between them. The fees and expenses of counsel for which the indemnifying party is responsible pursuant to this
     Section 5(e) shall be reimbursed as they are incurred if paid by or on behalf of the indemnified party. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgement for the plaintiff, the indemnifying party agrees to indemnify any indemnified party from and against any claim, loss, damage or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of an indemnified party, effect any settlement of any pending or threatened proceeding in respect of which such indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all loss, damage and liability on claims that are the subject matter of such proceeding.

               (f) If the indemnity and reimbursement obligation provided for in Section 5(c) is unavailable or insufficient to hold harmless an indemnified party under Section 5(c) in respect of any claims, losses, damages or liabilities (or actions in respect thereof) referred to therein, then the Company shall contribute to the amount paid or payable by such indemnified party as a result of such claims, losses, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and such indemnified party on the other hand in connection with statements or omissions which resulted in such claims, losses, damages or liabilities, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or such indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the holder hereof agree that it would not be just and equitable if contributions pursuant to this Section 5(f) were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this
     Section 5(f). The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this Section 5(f) shall be deemed to include any legal and other expenses reasonably incurred by such indemnified party in connection with investigating or defending any claim, loss, damage, liability or action which is the subject of this Section 5(f).

          No indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from the Company if the Company was not guilty of such fraudulent misrepresentation.

          The provisions of Section 5(c) and this Section 5(f) shall be in addition to any other rights to indemnification or contribution which an indemnified party may have pursuant to law, equity, contract or otherwise and shall remain in full force and effect regardless of any investigation made by or on behalf of an indemnified party and shall survive the transfer of the shares of Common Stock or other stock or securities which may be issued upon exercise of the Warrants by an indemnified party.

          (g) The Company covenants and agrees that during the period within which the Warrants evidenced hereby may be exercised, the Company shall not, without the prior written consent of the registered holder hereof (which consent may be withheld by such holder in its sole and absolute discretion), issue (i) any options, rights or warrants to acquire Additional Shares of Nonpreferred Stock or Convertible Securities (other than warrants issued pursuant to any warrant agreement entered into in connection with the Credit Agreement and/or the Sixth Amendment), (ii) Convertible Securities, or (iii) "phantom" stock or stock appreciation rights, unless in each case the rights of the holders thereof shall be limited to a fixed sum or percentage of par value in respect of participation in dividends and in the distribution of such assets.

          (h) The Company covenants and agrees that during the period within which the Warrants evidenced hereby may be exercised, the Company shall at all times reserve such number of shares of its Common Stock or other shares of stock or securities as may be sufficient to permit the exercise in full of the Warrants evidenced hereby.

          (i) The Company covenants and agrees that during the period within which the Warrants evidenced hereby may be exercised, the Company shall at no time issue, without the prior written consent of the registered holder hereof (which consent may be withheld by such holder in its sole and absolute discretion), (i) any Preferred Stock, or (ii) any options, warrants, rights or securities exercisable or convertible into or exchangeable for Preferred Stock.

          (j) The Company covenants and agrees that the Company shall give to each holder of a Warrant Certificate notice of the Expiration Date. Such notice may be given by the Company not less than 30 days but not more than 60 days prior to the Expiration Date.

          (k) The Company covenants and agrees that on or prior to the date the Registration Statement first becomes effective, the Company shall not declare or effect any stock split or stock dividend on, or subdivision, consolidation or combination of, any class of Nonpreferred Stock.

          Section 6. Rights of Registered Holder; Warrant Register. The Person in whose name this Warrant Certificate is registered shall be deemed the owner hereof and of the Warrant Certificate evidenced hereby for all purposes. The registered holder of this Warrant Certificate shall not be entitled to any rights whatsoever as a shareholder of the Company in respect of the Warrants except as herein provided.

          Any Warrants issued in connection herewith, upon issuance, transfer or exercise in part or in whole, shall be numbered and registered in a warrant register (the "Warrant Register") as they are issued. The Company shall cause the Warrant Register to be maintained by the Company or the Transfer Agent or the then existing transfer agent of the Company in the United States of America.

          Section 7. Transfers of Warrants. The rights represented by this Warrant Certificate (including the Warrants evidenced hereby) may not be transferred, sold, assigned or hypothecated, at any time, in whole or in part, except upon the conditions specified in Article 4 of the Warrant Agreement. Any transfer shall be effected by the surrender of this Warrant Certificate, along with the form of assignment attached hereto, properly completed and executed by the registered holder hereof, at the principal office or agency of the Company referred to in
Section 1. Thereupon, the Company shall issue in the name or names specified by the registered holder hereof and, in the event of a partial transfer, in the name of the registered holder hereof, a new Warrant Certificate or Warrant Certificates evidencing the right to purchase such number of Stock Units as shall be equal to the Stock Units then purchasable hereunder.

          Each taker and holder of this Warrant Certificate, the Warrants evidenced hereby and any shares of stock of the Company issued upon exercise of any such Warrants, by taking or holding the same, consents to and agrees to be bound by the provisions of this Section 7.

          Section 8.  Governing Law.  THIS WARRANT CERTIFICATE
SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF
THE STATE OF NEW YORK.

          Section 9. Definitions. As used herein, unless the context otherwise requires:

          "Additional Shares of Nonpreferred Stock" shall mean shares of Nonpreferred Stock issued by the Company after the date hereof, other than (i) Warrant Stock, and (ii) Plan Stock.

          "Business Day" shall mean any day except a Saturday, a Sunday or a day on which commercial banks in the State of New
York are permitted or required by law to close.

          "Common Stock" shall mean the Company's authorized Common Stock, $.10 par value per share, irrespective of class unless otherwise specified, as constituted on the Date of Issuance, and any stock into which such Common Stock may thereafter be converted or changed, and also shall include any other stock of the Company of any other class, which is not preferred as to dividends or assets over any other class of any other stock of the Company.

          "Company" shall have the meaning set forth at the head of this Warrant Certificate.

          "control" (including, with its correlative, meanings, "controlled by" and "under common control with") shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise).

          "Convertible Securities" shall mean evidences of indebtedness, shares of stock or other securities which are convertible or exercisable into or exchangeable for Additional Shares of Nonpreferred Stock, either immediately or upon the arrival of a specified date or the happening of a specified event.

          "Credit Agreement" shall mean the Credit Agreement dated as of November 20, 1990, as amended from time to time (the "Credit Agreement") among the Company, the Chase Manhattan Bank, N.A., Chemical Bank, as agent for Chemical Banking Corporation, successor in interest to Chemical Bank New Jersey, N.A. and the Chase Manhattan Bank, N.A., as Agent.

          "Current Market Price" per share of Common Stock, for the purposes of any provision of this Warrant at the date herein specified, shall be deemed to be the average of the daily market prices for 30 consecutive Business Days commencing 45 Business Days before such date. The market price for each such Business Day shall be, if the Common Stock is traded on a national securities exchange, its last sale price on the next preceding Business Day or, if there was no sale on that day, the last sale price on the next preceding Business Day on which there was a sale, all as made available over the Consolidated Last Sale Reporting System of the CTA Plan or, if the Common Stock is not then eligible for reporting over such system, its last sale price on the next preceding Business Day on such national securities exchange or, if there was no sale on that day, on the next preceding Business Day on which there was a sale on such national securities exchange or, if the principal market for the Common Stock is the over-the-counter market, but the Common Stock is not then eligible for reporting over the Consolidated Last Sale Reporting System of the CTA Plan, but the Common Stock is quoted on the National Association of Securities Dealers Automated Quotations System ("NASDAQ"), the last sale price reported on NASDAQ on the next preceding Business Day or, if the Common Stock is an issue for which last sale prices are not reported on NASDAQ, the closing bid quotation on such day, but, in each of the next preceding two cases, if the relevant NASDAQ price or quotation did not exist on such day, then the price or quotation on the next preceding Business Day in which there was such a price or quotation, but if the Common Stock is not reported or quoted on NASDAQ, the highest bid quotation as quoted in any of The Wall Street Journal, the National Quotation Bureau pink sheets, the Salomon Brothers quotation sheets, quotation sheets of registered marketmakers and, if necessary, dealers' telephone quotations. If the Current Market Price per share of Common Stock cannot be ascertained by any of the foregoing methods, the Current Market Price per share of Common Stock shall be deemed to be the net book value per share of Nonpreferred Stock, determined in accordance with generally accepted accounting principles consistently applied.

          "Current Warrant Price" per share of Common Stock, for the purpose of any provision of this Warrant at the date herein specified, shall mean the amount equal to the quotient resulting from dividing the Exercise Price per Stock Unit in effect on such date by the number of shares (including any fractional share) of Common Stock comprising a Stock Unit on such date.

          "Date of Issuance" shall have the meaning set forth at the head of this Warrant Certificate.

          "Expiration Date" shall have the meaning set forth at the head of this Warrant Certificate.

          "Exercise Price" shall have the meaning set forth at the head of this Warrant Certificate.

          "Sixth Amendment" shall mean the Amendment dated as of
May   , 1996 amending the terms of the Credit Agreement.

          "include" and "including" shall be construed as if followed by the phrase ", without being limited to,".

          "indemnified party" shall have the meaning assigned to such term in Section 5(e).

          "Nonpreferred Stock" shall mean the Common Stock and also shall include stock of the Company of any other class which is not preferred as to dividends or assets over any other class of stock of the Company.

          "Person" means any individual, corporation, partnership, association, trust or other entity or organization, including a governmental or political subdivision or an agency or instrumentality thereof.

          "Plan Stock" means (i) not more than 280,421 shares of Common Stock issuable to officers, directors and employees of the Company pursuant to the Company's 1979 Incentive Stock Plan and the Company's Employee Stock Purchase Plan, as such Plan is in effect on the Date of Issuance, and (ii) not more than 50,000 shares of Common Stock issuable during each 12-month period commencing on the Date of Issuance to officers, directors and employees of the Company pursuant to the Company's 1988 Incentive Stock Plan, as such Plan is in effect on the Date of Issuance.

          "Preferred Stock" shall mean any stock of the Company which is preferred as to dividends or assets over any other class of stock of the Company.

          "Registration Statement" shall have the meaning assigned to such term in the Warrant Agreement.

          "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the commission thereunder, all as the same shall be in effect at the time.

          "Stock Unit" shall mean one share of Common Stock, as such Common Stock was constituted on the date of original issue of this Warrant Certificate and thereafter shall mean such number of shares of Common Stock as shall result from the adjustments specified in Section 2.

          "Subsidiary" shall mean, with respect to any Person, any entity which is controlled by such Person.

          "Transfer Agent" shall have the meaning set forth at the head of this Warrant Certificate.

          "Warrant Agreement" shall mean the Warrant Agreement
dated as of  May   , 1996, between the Company and Chase
Manhattan Capital Corporation, as such Warrant Agreement shall be modified and supplemented and in effect from time to time.

          "Warrant Register" shall have the meaning assigned to such term in Section 6.

          "Warrants" shall mean the Warrants dated as of the date hereof, originally issued by the Company pursuant to the Warrant Agreement, of which this Warrant is one, evidencing rights to purchase up to an aggregate of 100,000 Stock Units, and all Warrants issued upon transfer, division or combination of, or in substitution for, any thereof. All Warrants shall at all times be identical as to terms and conditions and date, except as to the number of Stock Units for which they may be exercised.

          IN WITNESS WHEREOF, the Company has caused this Warrant
Certificate to be signed in its name by a duly authorized officer and its corporate seal to be impressed hereon and attested by its Secretary or Assistant Secretary.


Dated: ____________ 19__

                             ENVIRONMENTAL TECTONICS
                             CORPORATION,



                             By
                             Name:
                             Title:

[SEAL]


Attest:



Name:
Title:

                        FORM OF EXERCISE

        (To be executed by the registered holder hereof)


          The undersigned hereby exercises __________ Warrants to subscribe for and purchase Stock Units of Environmental Tectonics Corporation evidenced by the within Warrant Certificate and herewith makes payment of the purchase price in full. Kindly issue certificates and/or other instruments evidencing Stock Units in accordance with the instructions given below. The certificate for the unexercised balance of the Warrants evidenced by the within Warrant Certificate, if any, will be registered in the name of the undersigned.


Dated: _______________ 19__


                             _______________________________



Instructions for registration
of Stock Units



     Name (please print)


Social Security or Other Identifying
Number:

Address:


          Street



     City, State and Zip Code

                       FORM OF ASSIGNMENT

        (To be executed by the registered holder hereof)


          FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers all the rights of the undersigned under the within Warrant Certificate with respect to the number of Warrants evidenced thereby set forth hereinbelow unto:


Name of Assignee        Address        Warrants      Number of








Dated:_______________ 19__

                                  ______________________________

                        [Form of Opinion]

                                            Annex 2 to
                                            Warrant Agreement





         [Letterhead of Outside Counsel to the Company]



                          May   , 1990



Chase Manhattan Capital Corporation
1 Chase Manhattan Plaza
New York, NY 10081


Ladies and Gentlemen:

          We have acted as counsel to Environmental Tectonics Corporation, a Pennsylvania corporation (the "Company"), in connection with the negotiation, execution and delivery of the Warrant Agreement of even date herewith (the "Agreement") between the Company and Chase Manhattan Capital Corporation, a New York corporation ("CMCC"), providing for, among other things, the issuance of 100,000 warrants to subscribe for and purchase Stock Units of the Company (the "Warrants") , and (ii) the Warrant Certificate of even date herewith (the "Warrant Certificate") representing the Warrants. Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Agreement or in the Warrant Certificate. This opinion is being furnished to you pursuant to Section 2.2(b)(ii) of the Agreement.

          As to certain matters of fact material to our opinion, we have relied upon the representations of the Company made in the Agreement and upon certificates of certain officers of the Company. We have examined original copies, in each case executed by the Company, of the Agreement and the Warrant Certificate and we have examined originals, or copies certified to our satisfaction, of all such corporate records of the Company, agreements and other instruments, certificates of public officials and of officers and representatives of the Company and such other documents as we have deemed necessary as a basis for the opinions hereinafter expressed.

          In our examination of such documents we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity with the original documents of all documents submitted to us as copies and the authenticity of the originals of such latter documents. When relevant facts were not independently established, we have relied upon written statements of governmental officials and upon representations made in or pursuant to the Agreement and the Warrant Certificate and certificates of the Company and its officers.

          Wilmington Trust Company, the Company's Transfer Agent, has delivered a certificate, dated May__, 1990, stating that the total number of shares of Common Stock issued and outstanding as of the close of business on May __, 1996 was ____________.

          Based upon the foregoing and subject to the comments and qualifications set forth below, we are of the opinion that:

          1. The Company (i) is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania, (ii) has the corporate power and authority to execute, deliver and perform its obligations under the Agreement, (iii) has the corporate power and authority to execute, deliver, issue and perform its obligations under the Warrant Certificate, (iv) has the corporate power and authority to deliver and issue the Warrant Stock as provided in the Warrant Certificate, (v) has the corporate power and authority to own its property and assets and to transact the business in which it is engaged, and (vi) has duly qualified and is authorized to do business and is in good standing as a foreign corporation in every jurisdiction in which it owns or leases real property or in which the nature of its business requires it to be so qualified, except to the extent that the failure to be so qualified, authorized or in good standing would not have a material adverse effect on the Company.

          2. All corporate action on the part of the Company and its officers, directors and shareholders necessary for (i) the authorization, execution, delivery and performance of the Agreement by the Company, (ii) the authorization, execution, issuance,, delivery and performance of the Warrant Certificate by the Company, and (iii) the authorization, delivery and issuance of the Warrant Stock as provided in the Warrant Certificate, has been taken on or prior to the date hereof.

          3. The Agreement has been duly executed and delivered by the Company. The Warrant Certificate has been duly executed, issued and delivered by the Company.

          4. Each of the Agreement and the Warrant Certificate constitutes the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the rights of creditors generally and by general principles of equity.

          5. The Warrant Stock initially issuable upon exercise of the Warrants pursuant to the terms of the Agreement and Warrant Certificate has been duly and validly authorized and reserved for issuance, and, upon issuance in accordance with the provisions of the Agreement and Warrant Certificate, will be duly and validly issued, fully paid and nonassessable with no personal liability attaching to the ownership thereof.

          6. Upon the issuance of the Warrants under the Agreement, the total number of shares of capital stock which the Company has authority to issue is 10,000,000 shares of Common Stock. There are options to purchase an aggregate of 513,150 shares of Common Stock outstanding pursuant to the Company's 1979 Incentive Stock Option Plan and its 1988 Incentive Stock Option Plan. There are 265,071 shares of Common Stock reserved for issuance pursuant to the Company's Employee Stock Purchase Plan.

          7. None of the execution and delivery of the Agreement, or the issue of the Warrants, Warrant Certificates or the Warrant Stock by the Company, or the consummation by the Company of the transactions therein contemplated, or the compliance by the Company with the terms and provisions thereof, will conflict with or result in a breach of, or require any consent under, the charter or bylaws of the Company, or (assuming without independent investigation the accuracy of CMCC's representations in Section 2.3 of the Agreement) any applicable law, rule or regulation, or, to the best of our knowledge after due inquiry, any order, writ, injunction or decree of any court or governmental authority or agency, or the Credit Agreement dated as of November - , 1990, among the Company, The Chase Manhattan Bank, N.A., as Agent, and the banks listed as signatories thereto, as amended prior to the date hereof (as so amended, the "Credit Agreement"), or any agreement or instrument listed on Schedule II to the Credit Agreement, or constitute a default under the Credit Agreement or any such agreement or instrument, or result in the creation or imposition of any Lien upon any of the revenues or property of the Company pursuant to the terms of the Credit Agreement or any such agreement or instrument.

          8. All consents, approvals, orders or authorizations of, or registrations, qualifications, designations, declarations or filings with, any federal, state or local governmental authority on the part of the Company required in connection with the consummation of the transactions contemplated by the Agreement and the Warrant Certificate (assuming without independent investigation the accuracy of CMCC's representations in Section 2.3 of the Agreement) have been obtained and remain in full force and effect on the date hereof, except for any of the foregoing that may be required by virtue of CMCC's status as a small business investment company licensed under the Small Business Investment Act of 1958, as amended.

          9. The Company is a "small business concern" (within the meaning of 15 U.S.C. Section 684 and the regulations of the Small Business Administration promulgated thereunder) and meets the size eligibility criteria set forth at 13 C.F.R. Section 121.301(c).

          10. The Company is not an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

          11. Based upon the representations, warranties and agreements contained in the Agreement and in the Warrant Certificate, it is not necessary in connection with the issuance and sale of the Warrants to CMCC under the circumstances contemplated in the Agreement to register or qualify the Warrants or the Warrant Stock under the Securities Act of 1933, as amended, or under the securities laws of the Commonwealth of Pennsylvania or the State of New York.

          12.  There is no action, suit, proceeding or
investigation pending or, to the best of our knowledge after due inquiry, threatened against the Company before any court or administrative agency seeking to enjoin the transactions contemplated by the Agreement or the Warrant Certificate.

          Our opinion is limited to the laws of the State of New
York, the Commonwealth of Pennsylvania and the United States of America, and we express no opinion on the laws of any other jurisdiction.

          We are not members of the Bar of the State of New Jersey and are not giving an opinion as to the laws of the State of New Jersey. We have reviewed the securities laws of the State of New Jersey as reported in standard compilations. We have not consulted with local counsel in New Jersey. Based on our review, and subject to the existence of broad discretionary authority of the administrative bodies or officials having jurisdiction in New Jersey, we believe that it is not necessary in connection with the issuance and sale of the Warrants to CMCC under the circumstances contemplated in the Agreement to register or qualify the Warrants or the Warrant Stock under the securities laws of the State of New Jersey.

          This opinion is being rendered solely for the benefit of CMCC in connection with the transactions contemplated by the Agreement, and without the prior express written consent of the undersigned, CMCC may not rely on this opinion for any other purpose, and no Person other than CMCC may rely on this opinion for any purpose. This opinion is limited to the matters set forth herein. This opinion is rendered as of the date hereof, and nothing herein shall obligate us to update this opinion in the future.

                             Very truly yours,




                             By:
                                       A Partner